SECOND AMENDMENT, dated as of January 16, 1996 (the "AMENDMENT"), to the
Credit Agreement, dated as of December 7, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT" terms not otherwise defined herein shall be used herein as therein defined), among:

(i)  BORG-WARNER AUTOMOTIVE, INC., a Delaware Corporation (the "BORROWER");

(ii) the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS");

(iii) BANK OF MONTREAL, CREDIT LYONNAIS, CHICAGO AND CAYMAN ISLAND BRANCHES, THE INDUSTRIAL BANK OF JAPAN, LTD., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NATIONSBANK OF NORTH CAROLINA, N.A., THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, BANK OF AMERICA ILLINOIS, and THE FUJI BANK, LIMITED, as lead managers thereunder (the "LEAD MANAGERS");

(iv) CHEMICAL BANK, a New York banking corporation ("CHEMICAL"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("SCOTIABANK"), as co-arrangers thereunder (in such capacity, the "CO-ARRANGERS");

(v) SCOTIABANK, as documentation agent for the Lenders thereunder (in such capacity, the "DOCUMENTATION AGENT"); and

(vi) CHEMICAL, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                                W I T N E S S E T H :

     WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow for projections of the operating budget and cash flow budget of the Borrower and its Subsidiaries to be delivered no later than 90 days after the beginning of the Borrower's fiscal year;

     WHEREAS, the Borrower, the Administrative Agent and the Majority Lenders have agreed to so amend the Credit Agreement on the terms set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. AMENDMENT TO SUBSECTION 9.2 OF THE CREDIT AGREEMENT. Subsection 9.2(c) of the Credit Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following paragraph (c):

     (c) as soon as available, but in any event no later than 90 days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries (the "Projections") for each fiscal year; provided, however, that the Borrower shall not be obligated to furnish any such Projections unless the board of directors of the Borrower has reviewed and approved them;

     2. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

     3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date (the "AMENDMENT EFFECTIVE DATE") that the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Administrative Agent, and the Majority Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

     4. SCOPE. The Amendment is to be narrowly construed. Except as expressly amended and waived herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     6. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                              BORG-WARNER AUTOMOTIVE, INC.

                               By:ROBIN J. ADAMS
                              ----------------------------------------------
                              Robin J. Adams
                              Title: Vice President and Treasurer

                              CHEMICAL BANK, as Administrative Agent,
                              as a Co-Arranger and as a Lender

                         By:  CHEMICAL BANK
                              -------------------------------------------------
                              Chemical Bank
                              Title:

                              THE BANK OF NOVA SCOTIA, as a Co-Arranger, as Documentation Agent and as a Lender

                         By:  THE BANK OF NOVA SCOTIA
                              --------------------------------------------------
                              The Bank of Nova Scotia
                              Title:

                              BANK OF MONTREAL, as a Lead Manager and
                              as a Lender

                         By:  BANK OF MONTREAL
                              -------------------------------------------------
                              Bank of Montreal
                              Title:

                              CREDIT LYONNAIS, CHICAGO BRANCH, as a
                              Lead Manager and as a Lender

                         By:  CREDIT LYONNAIS, CHICAGO BRANCH
                              ----------------------------------------------
                              Credit Lyonnais, Chicago Branch
                              Title:

                         CREDIT LYONNAIS, CAYMAN ISLAND BRANCH,
                         as a Lead Manager and as a Lender

                    By:  CREDIT LYONNAIS, CAYMAN ISLAND BRANCH
                         ----------------------------------------------------
                         Credit Lyonnais, Cayman Island Branch
                         Title:

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED
                         as a Lead Manager and as a Lender

                    By:  THE INDUSTRIAL BANK OF JAPAN, LIMITED
                         ------------------------------------------------------
                         The Industrial Bank of Japan, Limited
                         Title:

                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                         as a Lead Manager and as a Lender

                    By:  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                         -------------------------------------------------------
                         The Long-Term Credit Bank of Japan, Ltd.
                         Title:

                         NATIONSBANK, N.A.
                         as a Lead Manager and as a Lender

                    By:  NATIONSBANK, N.A.
                         -----------------------------------------------------
                         Nationsbank, N.A.
                         Title:

                         THE SUMITOMO BANK, LIMITED, CHICAGO
                         BRANCH, as a Lead Manager and as a Lender

                    By:  THE SUMITOMO BANK, LIMITED, CHICAGO
                         ------------------------------------------------------
                         The Sumitomo Bank, Limited, Chicago
                         Title:

                         BANK OF AMERICA ILLINOIS, as a Lead Manager and as a Lender

                    By:  BANK OF AMERICA ILLINOIS
                         -----------------------------------------------------
                         Bank of America Illinois
                         Title:

                         THE FUJI BANK, LIMITED, as a Lead
                         Manager and as a Lender

                    By:  THE FUJI BANK, LIMITED
                         ----------------------------------------------------
                         The Fuji Bank, Limited
                         Title:

                         THE BANK OF NEW YORK

                    By:  THE BANK OF NEW YORK
                         -----------------------------------------------------
                         The Bank of New York
                         Title:

                         THE FIRST NATIONAL BANK OF CHICAGO

                    By:  THE FIRST NATIONAL BANK OF CHICAGO
                         --------------------------------------------------
                         The First National Bank of Chicago
                         Title:

                         MELLON BANK, N.A.

                    By:  MELLON BANK, N.A.
                         -------------------------------------------------------
                         Mellon Bank, N.A.
                         Title:

                         NATIONAL BANK OF DETROIT

                    By:  NATIONAL BANK OF DETROIT
                         -----------------------------------------------------
                         National Bank of Detroit
                         Title:

                         TORONTO DOMINION (TEXAS), INC.

                    By:  TORONTO DOMINION (TEXAS), INC.
                         -------------------------------------------------------
                         Toronto Dominion (Texas), Inc.
                         Title:

                         BANK OF HAWAII

                    By:  BANK OF HAWAII
                         -------------------------------------------------------
                         Bank of Hawaii
                         Title:

                         BANK OF TOKYO, LTD., CHICAGO BRANCH

                    By:  BANK OF TOKYO, LTD., CHICAGO BRANCH
                         -------------------------------------------------------
                         Bank of Tokyo, Ltd., Chicago Branch
                         Title:

                         BARCLAYS BANK PLC

                    By:  BARCLAYS BANK PLC
                         -------------------------------------------------------
                         Barclays Bank PLC
                         Title:

                         CAISSE NATIONALE DE CREDIT AGRICOLE

                    By:  CAISSE NATIONALE DE CREDIT AGRICOLE
                         -----------------------------------------------------
                         Caisse Nationale De Credit Agricole
                         Title:


                         THE NORTHERN TRUST COMPANY

                    By:  THE NORTHERN TRUST COMPANY
                         -------------------------------------------------------
                         The Northern Trust Company
                         Title:

                         THE SANWA BANK, LIMITED, CHICAGO BRANCH

                    By:  THE SANWA BANK, LIMITED, CHICAGO BRANCH
                         ------------------------------------------------------
                         The Sanwa Bank, Limited, Chicago Branch
                         Title:

                                       CONSENT

     Each of the undersigned Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                         BORG-WARNER AUTOMOTIVE DIVERSIFIED
                         TRANSMISSION PRODUCTS CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE POWERTRAIN
                         SYSTEMS CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE JAPAN
                         CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE POWDERED
                         METALS CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE AUTOMATIC
                         TRANSMISSION SYSTEMS CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE CONTROL
                         SYSTEMS CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President

                         BORG-WARNER AUTOMOTIVE MORSE TEC
                         CORPORATION

                         By: ROBIN J. ADAMS
                         ----------------------------------------------------
                         Robin J. Adams
                         Title: Vice President